UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2013

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On June 25, 2013, Life Technologies Corporation (the “Company”) issued an announcement to its employees regarding the resignation by Dr. Jonathan Rothberg from his position as the chief executive officer of the Company’s Ion Torrent business to pursue other opportunities. The full text of the Company’s announcement is attached hereto as Exhibit 99.1.

Ronnie Andrews, who currently serves as the president of the Company’s Genetic and Medical Sciences organization, will oversee the Ion Torrent business in addition to continuing in his current role.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

99.1	Life Technologies Corporation organizational announcement, dated June 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION

Date: June 26, 2013

	By:	/s/ John A. Cottingham
	Name: Title:	John A. Cottingham Chief Legal Officer